INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
New IAC is included within Old IAC’s tax group for purposes of federal and consolidated state income tax return filings. In all periods presented, current and deferred income tax provision/benefit have been computed for the entities comprising New IAC on an as if standalone, separate return basis. New IAC’s payments to Old IAC for its share of Old IAC’s consolidated federal and state tax return liabilities have been reflected within cash flows from operating activities in the accompanying combined statements of cash flows.

U.S. and foreign (loss) earnings before income taxes and noncontrolling interests are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In thousands)
U.S.	$(74,360)	$269,267	$(141,519)
Foreign	46,054	36,304	10,725
Total	$(28,306)	$305,571	$(130,794)
The components of the income tax (benefit) provision are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In thousands)
Current income tax provision (benefit):
Federal	$(1,117)	$(1,187)	$(29,754)
State	197	1,514	2,262
Foreign	3,201	4,108	(1,175)
Current income tax provision (benefit)	2,281	4,435	(28,667)

Deferred income tax (benefit) provision:
Federal	(51,952)	20,156	(118,744)
State	(10,645)	(7,272)	(6,755)
Foreign	(173)	(4,119)	(1,236)
Deferred income tax (benefit) provision	(62,770)	8,765	(126,735)
Income tax (benefit) provision	$(60,489)	$13,200	$(155,402)
The tax effects of cumulative temporary differences that give rise to significant deferred tax assets and deferred tax liabilities are presented below. The valuation allowance relates to deferred tax assets for which it is more likely than not that the tax benefit will not be realized.

	December 31,
	2019	2018
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$201,766	$129,500
Stock-based compensation	62,566	64,776
Long-term lease liabilities	42,486	—
Tax credit carryforwards	38,066	34,065
Accrued expenses	12,911	17,577
Other	21,039	16,713
Total deferred tax assets	378,834	262,631
Less: valuation allowance	(92,990)	(86,778)
Net deferred tax assets	285,844	175,853

Deferred tax liabilities:
Investment in subsidiaries	(240,420)	(240,590)
Right-of-use assets	(29,654)	—
Intangible assets	(28,488)	(35,380)
Investment in Pinterest	—	(23,018)
Other	(31,534)	(14,120)
Total deferred tax liabilities	(330,096)	(313,108)
Net deferred tax liabilities	$(44,252)	$(137,255)
Upon the Separation, Old IAC's consolidated federal and state tax attributes will be allocated between New IAC and New Match; these tax attributes will be allocated pursuant to the Internal Revenue Code ("IRC") and applicable state law. This allocation will result in the adjustment of New IAC’s net deferred tax liability, which is $44.3 million on an as if standalone, separate return basis to be adjusted as of the effective date of the Separation with a corresponding adjustment to additional paid-in capital. If the Separation had occurred on December 31, 2019, New IAC’s net deferred tax liability would have increased by approximately $10.1 million. The final allocation of tax attributes and resulting adjustment of New IAC’s deferred taxes will be impacted by multiple factors, including, but not limited to, the ultimate date of the Separation and the amount of taxable income or loss generated by the Old IAC consolidated tax group in 2020, the expected year of the Separation.
At December 31, 2019, New IAC has federal and state net operating losses ("NOLs") of $506.3 million and $552.8 million, respectively. These NOLs have been computed on an as if standalone, separate return basis and will be adjusted upon the Separation pursuant to applicable law. If not utilized, the federal NOLs will expire at various times between 2026 and 2037, and the state NOLs, if not utilized, will expire at various times between 2022 and 2039. Federal and state NOLs of $200.9 million and $248.5 million, respectively, can be used against future taxable income without restriction and the remaining NOLs will be subject to limitations under Section 382 of the IRC, separate return limitations, and applicable law. At December 31, 2019, New IAC has foreign NOLs of $337.9 million available to offset future income. Of these foreign NOLs, $311.7 million can be carried forward indefinitely and $26.2 million will expire at various times between 2020 and 2039. During 2019, New IAC recognized tax benefits related to NOLs of $70.8 million. Included in this amount is $26.9 million of tax benefits of acquired attributes, which was recorded as a reduction to goodwill.
At December 31, 2019, New IAC has tax credit carryforwards of $50.2 million. Of this amount, $34.2 million relates to credits for research activities, $13.6 million relates to credits for foreign taxes and $2.4 million relates to various other credits. Of these credit carryforwards, $12.8 million can be carried forward indefinitely and $37.4 million will expire between 2020 and 2039.
New IAC regularly assesses the realizability of deferred tax assets considering all available evidence including, to the extent applicable, the nature, frequency and severity of prior cumulative losses, forecasts of future taxable income, tax filing status, the duration of statutory carryforward periods, available tax planning and historical experience. At December 31, 2019, New IAC has a U.S. gross deferred tax asset of $277.4 million that New IAC expects to fully utilize on a more likely than not basis. Of this amount, $31.5 million will be utilized upon the reversal of deferred tax liabilities and the remaining net deferred tax asset of $245.9 million will be utilized based on forecasts of future taxable income.
During 2019, New IAC's valuation allowance increased by $6.2 million primarily due to an increase in foreign NOLs, partially offset by a net decrease in unbenefited capital losses. At December 31, 2019, New IAC has a valuation allowance of $93.0 million related to the portion of tax loss carryforwards, foreign tax credits and other items for which it is more likely than not that the tax benefit will not be realized.
A reconciliation of the income tax (benefit) provision to the amounts computed by applying the statutory federal income tax rate to earnings before income taxes is shown as follows:

	Years Ended December 31,
	2019	2018	2017
	(In thousands)
Income tax (benefit) provision at the federal statutory rate of 21% (35% for 2017)	$(5,944)	$64,170	$(45,778)
State income taxes, net of effect of federal tax benefit	(277)	5,188	(4,856)
Stock-based compensation	(56,871)	(39,326)	(75,895)
Non-deductible executive compensation	7,409	2,983	123
Change in valuation allowance on capital losses	(5,815)	(1,280)	(825)
Non-deductible expenses	5,460	1,727	5,211
Research credit	(5,105)	(3,167)	(4,593)
Withholding taxes	1,008	703	510
Deferred tax adjustment for enacted changes in tax laws and rates	(687)	(13,646)	(68,513)
Foreign income taxed at a different statutory tax rate	(672)	(866)	(6,087)
Transition tax	—	—	46,003
Other, net	1,005	(3,286)	(702)
Income tax (benefit) provision	$(60,489)	$13,200	$(155,402)
A reconciliation of the beginning and ending amount of unrecognized tax benefits, including penalties but excluding interest, is as follows:

	December 31,
	2019	2018	2017
	(In thousands)
Balance at January 1	$15,451	$14,528	$12,766
Additions based on tax positions related to the current year	2,781	1,455	1,399
Additions for tax positions of prior years	238	235	870
Expiration of applicable statutes of limitations	(410)	(767)	(507)
Balance at December 31	$18,060	$15,451	$14,528
New IAC is routinely under audit by federal, state, local and foreign authorities in the area of income tax as a result of previously filed separate company and consolidated tax returns with Old IAC. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service ("IRS") is currently auditing Old IAC’s federal income tax returns for the years ended December 31, 2010 through 2016, which includes the operations of New IAC. The statute of limitations for the years 2010 through 2012 has been extended to November 30, 2020 and the statute of limitations for the years 2013 through 2015 has been extended to December 31, 2020. Various other jurisdictions are open to examination for tax years beginning with 2009. Income taxes payable include unrecognized tax benefits that are considered to be sufficient to pay assessments that may result from the examination of prior year tax returns. We consider many factors when evaluating and estimating our tax positions and tax benefits, which may not accurately anticipate actual outcomes and, therefore, may require periodic adjustment. Although management currently believes changes in unrecognized tax benefits from period to period and differences between amounts paid, if any, upon resolution of issues raised in audits and amounts previously provided will not have a material impact on the liquidity, results of operations, or financial condition of New IAC, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.
New IAC recognizes interest and, if applicable, penalties related to unrecognized tax benefits in the income tax provision. Included in the income tax provision for the years ended December 31, 2019, 2018 and 2017 is a $0.1 million expense for all three respective years, net of related deferred taxes of less than $0.1 million for all three respective years, for interest on unrecognized tax benefits. At December 31, 2019 and 2018, New IAC has accrued $2.3 million and $1.8 million, respectively, for the payment of interest. At both December 31, 2019 and 2018, New IAC has accrued $0.2 million for penalties.
At December 31, 2019 and 2018, unrecognized tax benefits, including interest and penalties, were $20.3 million and $17.2 million, respectively. Included in unrecognized tax benefits at December 31, 2019 and 2018, is $11.6 million and $9.0 million, respectively, for tax positions included in Old IAC’s consolidated tax return filings. If unrecognized tax benefits at December 31, 2019 are subsequently recognized, $18.9 million, net of related deferred tax assets and interest, would reduce income tax expense. The comparable amount as of December 31, 2018 was $16.1 million. New IAC believes that it is reasonably possible that its unrecognized tax benefits could decrease by $10.6 million by December 31, 2019, due to expirations of statutes of limitations or other settlements; $10.3 million of which would reduce the income tax provision.
On December 22, 2017, the U.S. enacted the Tax Act. The Tax Act subjected to U.S. taxation certain previously deferred earnings of foreign subsidiaries as of December 31, 2017 ("Transition Tax") and implemented a number of changes that took effect on January 1, 2018, including but not limited to, a reduction of the U.S. federal corporate tax rate from 35% to 21% and a new minimum tax on GILTI earned by foreign subsidiaries. New IAC was able to make a reasonable estimate of the Transition Tax and recorded a provisional tax expense in the fourth quarter of 2017. In 2018, New IAC finalized this calculation, which resulted in no adjustment to the Transition Tax.
At December 31, 2019, all of New IAC’s international cash can be repatriated without significant tax consequences.